SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event              February 27, 2001
reported)                                         ------------------------------


                           MACC PRIVATE EQUITIES, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                    0-24412              42-1421406
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   (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


          Suite 800, 101 Second Street, S.E., Cedar Rapids, Iowa 52401
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       (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including               (319) 363-8249
area code                                             --------------------------

                                      None
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

          See Exhibit 99.1 and 99.2 to this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MACC PRIVATE EQUITIES, INC.

DATE:  February 27, 2001            /s/   David R. Schroder
                                    ------------------------------
                                    David R. Schroder
                                    President

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit

   99.1           Press Release issued February 27, 2001.

   99.2           Press Release issued February 27, 2001.